UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 8, 2017
(Date of earliest event reported)
Qorvo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36801	46-5288992
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

7628 Thorndike Road
Greensboro, North Carolina 27409-9421
(Address of principal executive offices)
(Zip Code)

(336) 664-1233
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07. Submission of Matters to a Vote of Security Holders.
(a), (b)
Qorvo, Inc. (“Qorvo”) held its Annual Meeting of Stockholders on August 8, 2017. Qorvo stockholders (i) elected each of the director nominees, (ii) approved, on an advisory basis, the compensation of Qorvo’s named executive officers, (iii) reapproved the Qorvo, Inc. 2012 Stock Incentive Plan (the “Stock Incentive Plan”), pursuant to the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and (iv) ratified the appointment of KPMG LLP as Qorvo’s independent registered public accounting firm for the fiscal year ending March 31, 2018.
The final voting results with respect to each of the four proposals are set forth below.
Proposal 1. To elect the eleven directors named in Qorvo’s proxy statement to serve a one-year term and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal.

Nominee	Voted For	Withheld	Broker Non-Votes
Ralph G. Quinsey	102,462,543	2,133,275	13,737,704
Robert A. Bruggeworth	102,666,904	1,928,914	13,737,704
Daniel A. DiLeo	102,602,238	1,993,580	13,737,704
Jeffery R. Gardner	90,343,489	14,252,329	13,737,704
Charles Scott Gibson	101,611,194	2,984,624	13,737,704
John R. Harding	102,615,070	1,980,748	13,737,704
David H. Y. Ho	102,642,653	1,953,165	13,737,704
Roderick D. Nelson	102,682,950	1,912,868	13,737,704
Dr. Walden C. Rhines	102,581,637	2,014,181	13,737,704
Susan L. Spradley	102,864,148	1,731,670	13,737,704
Walter H. Wilkinson, Jr.	100,342,772	4,253,046	13,737,704

Proposal 2. To approve, on an advisory basis, the compensation of Qorvo’s named executive officers.

For	Against	Abstain	Broker Non-Votes
89,617,372	13,183,868	1,794,578	13,737,704

Proposal 3. To reapprove the Stock Incentive Plan, pursuant to the provisions of Section 162(m) of the Code.

For	Against	Abstain	Broker Non-Votes
101,292,183	1,700,585	1,603,050	13,737,704

Proposal 4. To ratify the appointment of KPMG LLP as Qorvo’s independent registered public accounting firm for the fiscal year ending March 31, 2018.

For	Against	Abstain
118,051,454	118,361	163,707

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qorvo, Inc.

By:	/s/ Mark J. Murphy
Mark J. Murphy
Chief Financial Officer

Date:    August 9, 2017